AMENDMENT NO. 1 TO SIMPLE LOAN AGREEMENT

This Amendment No. 1 to Simple Loan Agreement (this “Amendment”), dated as of December 14, 2015, among HELPFUL TECHNOLOGIES, INC., a Florida corporation (the “Borrower”), and HELPFUL ALLIANCE COMPANY, a Florida corporation (the “Lender”).

WHEREAS, the Borrower and the Lender have entered into a Loan Agreement, dated as of July 7, 2015 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its provisions, the “Loan Agreement”).

WHEREAS, the parties hereto desire to amend the Loan Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Loan Agreement.

2. Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows:

(a) The definition of “Maturity Date” now appearing in Section 1 of the Loan Agreement is hereby amended in its entirety to read as follows:

“Maturity Date” means the earlier of (x) December 31, 2016 and (y) the date of repayment of the Principal Amount by the Borrower to the Lender is evidenced to the Lender as evidenced by the Lender’s bank statements.

3. Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Loan Agreement are and shall remain in full force and effect and are hereby ratified and confirmed by the Borrower and the Lender. The amendment contained herein shall not be construed as a waiver or amendment of any other provision of the Loan Agreement or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Lender.

4. Conditions Precedent. This Amendment shall become effective upon the date (the “Effective Date”) on which this Amendment is duly executed and delivered by the Borrower and Lender.

5. Representations and Warranties. Each party hereto hereby represents and warrants to the the other (before and after giving effect to this Amendment) that:

(a) It has the corporate power and authority, and the legal right, to execute, deliver and perform this Amendment.

(b) It has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment.

(c) This Amendment constitutes the legal, valid and binding obligations of each party and is enforceable against each party in accordance with their terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(d) Each of the representations and warranties made by each party hereto is true and correct on the date hereof and as of the Effective Date as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct as of such earlier date).

(e) No Default or Event of Default has occurred and is continuing, or will result from this Amendment.

6. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the Borrower and Lender, and each of their respective successors and assigns.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Florida.

8. Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Amendment by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

HELPFUL TECHNOLOGIES, INC., as Borrower

/s/ Sergey Gurin
/n/ Sergey Gurin
/t/ President

HELPFUL ALLIANCE COMPANY, as Lender

/s/ Maxim Temnikov
/n/ Maxim Temnikov
/t/ President and CEO

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